SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549





                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 19, 1995
                                                         --------------


                               FORD MOTOR COMPANY
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


       1-3950                                        38-0549190
(Commission File Number)                 (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                    48121
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.


      News release dated April 19, 1995, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                   EXHIBITS

Designation               Description                  Method of Filing
- -----------            ------------------           ----------------------

Exhibit 20             News release dated           Filed with this Report
                       April 19, 1995.

Exhibit 27.1           Financial Data Schedule -    Filed with this Report
                       Automotive Segment

Exhibit 27.2           Financial Data Schedule -    Filed with this Report
                       Financial Services Segment

Exhibit 27.3           Financial Data Schedule -    Filed with this Report
                       Conglomerate Total


                                   SIGNATURE
                                   ---------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                            FORD MOTOR COMPANY
                                               (Registrant)


Date:  April 20, 1995                       By:/s/T. J. DeZure
                                                  T. J. DeZure
                                                  Assistant Secretary

                                 EXHIBIT INDEX


DESIGNATION                        DESCRIPTION                  PAGE

Exhibit 20                        News release dated
                                  April 19, 1995.

Exhibit 27.1                      Financial Data Schedule -
                                  Automotive Segment

Exhibit 27.2                      Financial Data Schedule -
                                  Financial Services Segment

Exhibit 27.3                      Financial Data Schedule -
                                  Conglomerate Total



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